MAINSTAY VP FUNDS TRUST

MainStay VP S&P 500 Index Portfolio

(the “Portfolio”)

Supplement dated June 10, 2022 (“Supplement”) to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective June 10, 2022, Francis J. Ok, the portfolio manager from MacKay Shields LLC (“MacKay Shields”) who manages the day-to-day investment operations of the Portfolio, transitioned from MacKay Shields to IndexIQ Advisors LLC, which is a wholly-owned, indirect subsidiary of New York Life Investment Management Holdings LLC.

This transition does not impact the investment strategies or risks of the Portfolio. There will be no change in the management fees paid to New York Life Investment Management LLC (“New York Life Investments”) by the Portfolio, or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio in connection with this transition.

Therefore, the changes described in the Summary Prospectus and Prospectus relating to this transition will take effect immediately.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.